LIFE SCIENCES RESEARCH, INC. AND SUBSIDIARIES

                                                                  Exhibit 99.2

                                  Certification

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Life Sciences Research, Inc., a Maryland corporation (the "Company"), does hereby certify, to such officer's knowledge, in their respective capacities as set forth below, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13
(a) and 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   May 12, 2003                   /s/ Andrew H Baker
         --------------                 -------------------------
                                          Andrew H Baker
                                          Chairman and Chief Executive Officer




Dated:   May 12, 2003                   /s/  Richard Michaelson
         --------------                 -------------------------
                                            Richard Michaelson
                                            Chief Financial Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.